EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Axon Enterprise, Inc. (the “Company”) for the quarterly period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick W. Smith, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick W. Smith
Patrick W. Smith
Chief Executive Officer

November 7, 2024
In connection with the Quarterly Report on Form 10-Q of Axon Enterprise, Inc. (the “Company”) for the quarterly period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brittany Bagley, Chief Operating Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brittany Bagley
Brittany Bagley
Chief Operating Officer and Chief Financial Officer
November 7, 2024